Exhibit 99.1
THIRD AMENDMENT OF CREDIT AGREEMENT
This THIRD AMENDMENT OF CREDIT AGREEMENT (this "Agreement") dated as of June 30, 2011, is by and between NAUTILUS, INC., a Washington corporation ("Borrower"), and BANK OF THE WEST ("Lender").
A.    Lender and Borrower are parties to that certain Credit Agreement dated as of March 8, 2010 (as amended, the "Credit Agreement"), pursuant to which Lender extends to Borrower a $15,000,000 revolving line of credit with a $10,000,000 sublimit for letters of credit. The Credit Agreement was amended by that certain First Amendment of Credit Agreement dated as of August 13, 2010 and that certain Second Amendment of Credit Agreement dated as of September 13, 2010.
B.    Borrower has requested that Lender modify certain terms regarding calculation of eligible accounts and lower the pricing. Lender is willing to agree to such requests, subject to the terms set forth herein.
NOW, THEREFORE, in consideration of the promises herein contained, and each intending to be legally bound hereby, the parties agree as follows:

Section 1.	Definitions.
Capitalized terms not specifically defined herein shall have the same meanings as set forth in the Credit Agreement.

Section 2.	Representations and Warranties.
To induce Lender to enter into this Agreement, Borrower hereby represents and warrants unto Lender as follows:
1.Authority. The execution, delivery, and performance hereof are within the powers of Borrower, have been duly authorized, and are not in contravention of law or the terms of the articles of incorporation or bylaws of Borrower, or of any indenture, agreement, or undertaking to which Borrower is a party or by which it is bound. The officer of Borrower executing this Agreement is duly and properly in office and fully authorized to execute the same.
2.Enforceability. This Agreement, when executed and delivered by Borrower, will be the legal, valid, and binding agreement of Borrower, enforceable in accordance with its terms except to the extent that the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, or other similar laws and except as the principles of equity may affect the remedy of specific performance.
3.No Consent. No consent or approval of any trustee, issuer or holder of any indebtedness or obligation of Borrower, and no consent, permission, authorization, order or license of any governmental authorities is necessary in connection with the execution and delivery of this Agreement, or any instrument or agreement required hereunder, or any transaction contemplated hereby.
4.Financial Information Accuracy. Subject to any limitations stated therein, all balance sheets, earnings statements, and other financial data of Borrower that have been furnished to Lender to induce it to enter into this Agreement or otherwise in connection herewith, fairly represent the financial condition of Borrower as of the dates and for the periods for which same are furnished, and all other information, reports and papers, and data furnished to Lender are accurate and correct in all material respects and complete and do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements contained therein not misleading in light of the circumstances under which they were made. It is understood that projections and forecasts are subject to uncertainties and contingencies, many of which are beyond the control of Borrower, and that no assurance can be given that such projections and forecasts will actually be realized, and that actual results may differ from the projected results set forth therein by a material amount.
5.Other Representations and Warranties. The representations and warranties made in the Loan Documents continue to be true and correct in all material respects as if made on the date of this Agreement (other than the representations and warranties which were stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date).
6.No Default. No default exists as of the date of this Agreement under the Loan Documents and no event which would constitute a default upon the giving of notice or mere passage of time currently exists under the Loan Documents.
7.No Default With Other Lenders. No event of default exists as of the date of this Agreement under any loan or credit agreement between Borrower and any lender other than Lender and no event which would constitute an event of default under such an agreement upon the giving of notice or mere passage of time currently exists.
Section 3.Amendments to Credit Agreement.
1.Definitions. Section 1.1 of the Credit Agreement is hereby amended by deleting the definitions "Applicable Margin" and "Eligible Commercial Accounts Receivable" and replacing them with the following and by adding the definition "Extended Term Account Debtors" thereto in the proper alphabetical order as follows:
"'Applicable Margin" The Applicable Margin shall be determined by measuring the Revolver Availability as of the end of a calendar quarter and determining which pricing level in the table below is applicable to the Revolver Availability at the time in question:

Revolver Availability	Applicable Margin for LIBOR Rate Loans and Applicable Floating Rate Loans	Applicable Margin for Base Rate Loans
$0.00 to $4,000,000.00	325 Basis Points	225 Basis Points
$4,000,000.01 to $8,000,000.00	300 Basis Points	200 Basis Points
$8,000,000.01 to $12,000,000.00	275 Basis Points	175 Basis Points
$12,000,000.01 and above	225 Basis Points	150 Basis Points
Changes in the Applicable Margin (if any) shall become effective on the corresponding Adjustment Date. If Borrower does not timely provide Lender with the Quarterly Compliance Certificate pursuant to Section 7.10(f) of this Agreement, Lender, at its option, may set the Applicable Margin at the highest level listed above until such time as such Quarterly Compliance Certificate is delivered."
"'Eligible Commercial Accounts Receivable" means all Commercial Accounts Receivable of Borrower meeting all of the following criteria and in which Lender has a valid, perfected first priority security interest:
(a)A Commercial Account Receivable that arose from a bona fide sale of goods by Borrower, or as a result of services performed by Borrower under an enforceable contract, provided that such goods have been shipped to the appropriate account debtor (or the sale otherwise has been consummated), and, in the case of services, the services have been performed for the account debtor in question substantially in accordance with the contract or agreement governing such services;
(b)A Commercial Account Receivable as to which the title of Borrower to the

Commercial Account Receivable is absolute and is not subject to any prior assignment, claim, or Lien, other than the Lien created by the Loan Documents and inchoate tax Liens;
(c)Commercial Account Receivable as to which the amount shown on the books of Borrower is owing to Borrower and no partial payment has been made thereon, except as reflected on the books of Borrower;
(d)A Commercial Account Receivable to the extent that it is not subject to any reduction, counterclaim, setoff, recoupment, or any present claim for credits, allowances, or adjustment by the account debtor because of returned, inferior, or damaged goods, unsatisfactory services, or for any other reason, except for customary discounts allowed for prompt payment (provided, however, that at all times Borrower shall reduce the amount of Eligible Commercial Accounts Receivable by the actual amount of credits, offsets, allowances, or adjustments against any Commercial Accounts Receivable outstanding at the time in question that are included in the calculation of Eligible Commercial Accounts Receivable; provided further that Commercial Accounts Receivable subject to such claims may be included in the Borrowing Base after deduction of the amount of such claims);
(e)A Commercial Account Receivable as to which the account debtor is not an Affiliate of Borrower, or an officer, director, or employee of Borrower (or an Affiliate of Borrower);
(f)A Commercial Account Receivable as to which the account debtor is not a Governmental Authority unless (i) the account debtor is the United States or any department, agency, or instrumentality thereof and the account has been assigned to Lender in compliance with the Assignment of Claims Act and (ii) the aggregate amount of all such Commercial Accounts Receivable does not exceed 10 percent of the total amount of Eligible Commercial Accounts Receivable;
(g)A Commercial Account Receivable to the extent that it does not result from, include, or constitute late charges, service charges, or interest;
(h)A Commercial Account Receivable as to which the account debtor is a Person residing in, or having its principal place of business in, the United States (or, if the account debtor is in another country, the account debtor's obligations to Borrower are supported by a letter of credit in favor of Borrower in amount, form, and content satisfactory to Lender, and issued by a bank satisfactory to Lender);
(i)A Commercial Account Receivable from a Tier I Account Debtor that is not more than 120 days old (as measured from the date of invoice) or more than 60 days past due or a Commercial Account Receivable from an account debtor other than a Tier I Account Debtor and other than an Extended Term Account Debtor that is not more than 90 days old (as measured from the date of invoice) or more than 60 days past due;
(j)A Commercial Account Receivable that does not arise out of a contract with, or order from, an account debtor that by its terms forbids or makes the assignment of that Commercial Account Receivable to Lender void or unenforceable;
(k)A Commercial Account Receivable as to which Borrower has not received any note, trade acceptance, draft, or other negotiable instrument with respect to the goods or services giving rise to the Commercial Account Receivable unless Borrower promptly notifies Lender of such negotiable instrument and, at Lender's request, endorses or assigns and delivers the same to Lender);
(l)A Commercial Account Receivable as to which Borrower has not received any notice of the death of the account debtor, or of the dissolution, termination of existence, insolvency, business failure, appointment of a receiver for any part of the property of, assignment for the benefit of creditors by, or the filing of a petition in bankruptcy or the commencement of any proceeding under any bankruptcy or insolvency laws by or against the account debtor (and, upon the receipt of any such notice, Borrower promptly shall advise Lender of the event or occurrence in question);
(m)A Commercial Account Receivable as to which the account debtor's obligation to Borrower is denominated and payable in United States currency;
(n)A Commercial Account Receivable to the extent that it does not consist of Retainage;
(o)A Commercial Account Receivable to the extent that it does not relate to work-in-process or result from or consist of progress billings in excess of the amount permitted by the terms of the applicable contract;
(p)A Commercial Account Receivable that does not arise out of (i) a consignment transaction, (ii) a sale or return agreement, (iii) a transaction in which goods are delivered on a bill-and-hold basis, (iv) a sale with cash-on-delivery terms, (v) a guaranteed sale, or (vi) other sale terms by reason of which the payment by the account debtor is or may be conditional;
(q)A Commercial Account Receivable that is not subject to an agreement providing for Dating of the account debtor's obligation to pay for the goods or services in question;
(r)A Commercial Account Receivable from a Tier I Account Debtor as to which not more than 25 percent of the total amount owed by such Tier I Account Debtor to Borrower is more than 120 days old (as measured from the date of invoice) or a Commercial Account Receivable from an account debtor other than a Tier I Account Debtor and other than an Extended Term Account Debtor as to which not more than 10 percent of the total amount owed by such account debtor to Borrower is more than 90 days old (as measured from the date of invoice);
(s)A Commercial Account Receivable from a Tier I Account Debtor other than Amazon as to which the total amount owed by such debtor to Borrower does not exceed 25 percent of Borrower's total Eligible Commercial Accounts Receivable at the time in question, a Commercial Account Receivable from an account debtor other than a Tier I Account Debtor and other than Amazon as to which the total amount owed by such debtor to Borrower does not exceed 10 percent of Borrower's total Eligible Commercial Accounts Receivable at the time in question and a Commercial Account Receivable from Amazon as to which the total amount owed by Amazon to Borrower does not exceed 40 percent of Borrower's total Eligible Commercial Accounts Receivable at the time in question;
(t)A Commercial Account Receivable as to which the account debtor's financial condition is acceptable to Lender in its Permitted Discretion; and
(u)A Commercial Account Receivable that is not a Commercial Account Receivable that Lender determines in its Permitted Discretion to be ineligible in whole or in part and has provided Borrower written notice thereof.
Eligible Commercial Accounts Receivable from Extended Term Account Debtors shall be limited to not more than $500,000 per Extended Term Account Debtor and not more than $3,000,000 in the aggregate for all Extended Term Account Debtors. All Play it Again Sports franchises shall be aggregated for the purposes of this limitation and Eligible Commercial Accounts Receivable from all Play it Again Sports franchises shall be limited to not more than $500,000 in the aggregate.
Lender's calculation and determination of Eligible Commercial Accounts Receivable shall be binding and conclusive, absent manifest error."
"'Extended Term Account Debtors" means Mercantila Inc., GSI-King of Prussia, Play it Again Sports, Dunham's Athleisure, Brainstorm Logistics, Med-Fit Systems, MC Sports-Grand Rapids and Sampson Partners LLC."
2.Capital Expenditures. Section 8.4 of the Credit Agreement is hereby amended by deleting it in its entirety and replacing it with the following:
"8.4    Capital Expenditures. Borrower shall not make Capital Expenditures in any calendar year in excess of $3,000,000 (the "Capital Expenditure Limitation"); provided, that in the event Borrower does not expend the entire Capital Expenditure Limitation in any calendar year, Borrower may carry forward 50 percent of such un-expended amount to the immediately succeeding calendar year. All Capital Expenditures shall first be applied to reduce the applicable Capital Expenditure Limitation and then to reduce the carry-forward from the previous calendar year, if any, provided that notwithstanding anything herein to the contrary, Borrower shall not be entitled to carry forward any un-utilized Capital Expenditure Limitation for more than one year."

Section 4.	Costs.
Borrower shall reimburse Lender for all expenses reasonably incurred by Lender in connection with Lender's banking relationship with Borrower, including, but not limited to (a) recording costs, title insurance costs, collateral appraisal costs, and collateral examination and inspection costs; (b) reasonable fees and expenses of legal counsel for Lender with respect to the preparation, negotiation, closing, administration, amendment, modification, and enforcement of the Credit Agreement, this Agreement, and the transactions evidenced hereby and thereby; (c) costs and expenses related to the preservation, protection, or disposition of Lender's collateral (or Lender's security interests or liens therein); or (d) other costs or expenses incurred by Lender in accordance with applicable law, rules, policies, and regulations.

Section 5.	Acknowledgment of Existing Security Interests.
Borrower hereby reaffirms and acknowledges the validity of the Security Agreement, the accuracy of the information contained in the Security Agreement, and the grant of the security interests in favor of Lender in the collateral described therein. Borrower further agrees and acknowledges that the interests provided by the Security Agreement secure repayment of all of the Obligations. Furthermore, Borrower acknowledges and agrees that the security interests created in the collateral described in the Security Agreement are in full force and effect and not subject to avoidance or defense.

Section 6.	Agreement Enforceable.
Borrower hereby acknowledges and agrees that except as amended previously or herein, each Loan Document is and shall remain valid and enforceable in accordance with its terms. Borrower agrees that Borrower has no defenses, setoffs, counterclaims, or claims for recoupment against the indebtedness and obligations represented by the Credit Agreement, the Note, or any other Loan Document.

Section 7.	General.
1.Recitals. The recitals included on the first page of this document are hereby incorporated as part of this Agreement.
2.Voluntary and Entire Agreement. This Agreement and the Loan Documents set forth the entire agreement among Lender and Borrower with respect to the Credit Agreement. No oral promise or agreement of any kind or nature, other than those that have been reduced to writing and set forth in this Agreement or in the Loan Documents, has been made between or among Lender and Borrower. Borrower acknowledges that Borrower has been (or has had the opportunity to be) represented by legal counsel in connection with the negotiation and execution of this Agreement and that Borrower voluntarily executed this Agreement.
3.Construction and Conflict With Other Agreements. In the event of any conflict between the terms of this Agreement and the terms of any other agreements or instruments referred to in this Agreement, the terms of this Agreement shall control.
4.Waiver of Jury Trial. EACH PARTY HERETO HEREBY WAIVES ITS RIGHT TO

TRIAL BY JURY OF ANY CLAIMS SUCH PARTY HAS OR HEREAFTER MAY HAVE AGAINST ANY OTHER PARTY HERETO (INCLUDING CROSS-CLAIMS AND COUNTERCLAIMS), WHETHER ANY SUCH CLAIM ARISES OUT OF CONTRACT, TORT, OR OTHERWISE AND WHETHER ANY SUCH CLAIM ARISES BEFORE OR AFTER THE DATE OF THIS AGREEMENT.
5.Attorney Fees. In any action to interpret or enforce any provision of this Agreement, the prevailing party shall be entitled to recover from the other party such sums as the court may determine reasonable as attorney fees, including such fees in any appellate proceeding, proceeding under the bankruptcy code, or receivership, in addition to all other sums provided by law.
6.Binding Effect. This Agreement shall inure to the benefit of, and shall be binding upon, the respective successors and permitted assigns of the parties hereto.
7.Severability. If any term, condition, or provision of this Agreement, or any other document or instrument referred to in this Agreement, is held invalid for any reason, such offending term, condition, or provision shall be stricken therefrom, and the remainder of this Agreement shall not be affected thereby.
8.Applicable Law. This Agreement and any other instruments or agreements required or contemplated under this Agreement shall be governed by, and construed under, the laws of the state of Washington, without regard to principles of conflicts of law.
9.Counterparts. This Agreement may be executed in any number of the counterparts, each of which shall be deemed to be an original, but all of which together shall constitute but one and the same instrument.
10.Statutory Notice. UNDER WASHINGTON LAW, ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY, EXTEND CREDIT, OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE.
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IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

BORROWER: NAUTILUS, INC. By:/s/ Alec Anderson Its:Vice President, Global Finance and Accounting	LENDER: BANK OF THE WEST By:/s/ Sean Edwards Sean Edwards, Vice President